POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE THOR FINANCIAL TECHNOLOGIES TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andrew Davalla, JoAnn Strasser and Michael Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-264435, 811-23794) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 12th day of July, 2022.

THOR FINANCIAL TECHNOLOGIES TRUST

By: /s/ Bradley Roth

Bradley Roth, President

STATE OF PENNSYLVANIA )

)       ss:

COUNTY OF WESTMORELAND )

Before me, a Notary Public, in and for said county and state, personally appeared Bradley Roth, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of July, 2022.

/s/ Lori S. Simpson

Notary Public

My commission expires:1/22/2025

CERTIFICATE

The undersigned, Secretary of THOR FINANCIAL TECHNOLOGIES TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June 21, 2022, and is in full force and effect:

WHEREAS, THE THOR FINANCIAL TECHNOLOGIES TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andrew Davalla, JoAnn Strasser and Michael Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-264435, 811-23794) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: July 25, 2022

/s/ Kyle Wiggs

Kyle Wiggs, Secretary

THOR FINANCIAL TECHNOLOGIES TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE THOR FINANCIAL TECHNOLOGIES TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andrew Davalla, JoAnn Strasser and Michael Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-264435, 811-23794) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 2022.

/s/ Bradley Roth

Bradley Roth

Trustee and President

STATE OF PENNSYLVANIA )

)       ss:

COUNTY OF WESTMORELAND )

Before me, a Notary Public, in and for said county and state, personally appeared Bradley Roth, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of July, 2022.

/s/ Lori S. Simpson

Notary Public

My commission expires:1/22/2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE THOR FINANCIAL TECHNOLOGIES TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andrew Davalla, JoAnn Strasser and Michael Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-264435, 811-23794) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2022.

/s/ Kyle Wiggs

Kyle Wiggs

Treasurer

STATE OF COLORADO )

)       ss:

COUNTY OF ARAPAHOE______________ )

Before me, a Notary Public, in and for said county and state, personally appeared Kyle Wiggs, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of July, 2022.

/s/ Evelyn Hawk

Notary Public

My commission expires: 05/03/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE THOR FINANCIAL TECHNOLOGIES TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andrew Davalla, JoAnn Strasser and Michael Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-264435, 811-23794) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of July, 2022.

/s/ Rasheeda Hammouda

Rasheed Hammouda

Trustee

STATE OF ILLINOIS )

)       ss:

COUNTY OF COOK )

Before me, a Notary Public, in and for said county and state, personally appeared Rasheeda Hammouda, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13th day of July, 2022.

/s/ Gregorio Tovar

Notary Public

My commission expires: 5/15/2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE THOR FINANCIAL TECHNOLOGIES TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andrew Davalla, JoAnn Strasser and Michael Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-264435, 811-23794) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of August, 2022.

/s/ Akhil Lodha

Akhil Lodha

Trustee

STATE OF CALIFORNIA )

)       ss:

COUNTY OF SAN MATEO )

Before me, a Notary Public, in and for said county and state, personally appeared Akhil Lodha known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal this 25th day of August, 2022.

/s/ Mercedes D. Alvarez

Notary Public

My commission expires: April 22, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE THOR FINANCIAL TECHNOLOGIES TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andrew Davalla, JoAnn Strasser and Michael Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-264435, 811-23794) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of July, 2022.

/s/ John Cooper

John Cooper

Trustee

STATE OF TEXAS )

)       ss:

COUNTY OF MONTGOMERY )

Before me, a Notary Public, in and for said county and state, personally appeared John Cooper, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of July, 2022.

/s/ Shelly Sheppard

Notary Public

My commission expires: 3/13/2024